UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

601 McCarthy Boulevard, Milpitas, California 95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 27, 2009, SanDisk Corporation issued a press release to announce certain agreements with Samsung Electronics Co., Ltd. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description of Document

99.1	Press Release of SanDisk Corporation dated May 27, 2009 to announce certain agreements with Samsung Electronics Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2009

SANDISK CORPORATION

By:	/s/ Judy Bruner
Name:	Judy Bruner
Title:	Executive Vice President, Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of SanDisk Corporation dated May 27, 2009 to announce certain agreements with Samsung Electronics Co., Ltd.

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